UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 2, 2020

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

The information in this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On June 2, 2020, Tenet Healthcare Corporation (the “Company”) issued a press release announcing the commencement of a private placement offering of $600 million in aggregate principal amount of its senior secured first lien notes due 2028. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Additionally, on June 2, 2020, the Company issued a press release announcing the pricing of $600 million in aggregate principal amount of its 4.625% senior secured first lien notes due 2028 (the “notes”). The closing of the sale of the notes is expected to occur on June 16, 2020, and is subject to customary closing conditions. A copy of the press release is being furnished as Exhibit 99.2 attached hereto and is incorporated herein by reference.

The Company intends to use the net proceeds from the sale of the notes, after payment of fees and expenses, for general corporate purposes which may include, without limitation, repayment and refinancing of other debt, cash on balance sheet, as well as working capital and capital expenditures.

The notes will be guaranteed by certain of the Company’s subsidiaries and secured on a first lien priority basis by a pledge of the capital stock and other ownership interests of certain of the Company’s subsidiaries. The notes will be effectively senior to the Company’s existing and future indebtedness secured on a more junior basis, as well as unsecured indebtedness and other liabilities, to the extent of the value of the collateral securing such borrowings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on June 2, 2020, announcing the commencement of the offering of the notes.

99.2	Press Release issued by the Company on June 2, 2020, announcing the pricing of the notes.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Audrey Andrews
Name:	Audrey Andrews
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: June 2, 2020